UGI/APU TRANSACTION April 2, 2019 Exhibit 99.2

About This Presentation All statements in this presentation (and oral statements made regarding the subjects of this communication) other than historical facts are forward-looking statements. The safe harbor provisions under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 do not apply to forward-looking statements made or referred to in this release. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside the control of UGI and AmeriGas, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to: statements regarding the expected benefits of the proposed transaction to UGI and its shareholders and to AmeriGas and its unitholders; the anticipated completion of the proposed transaction and the timing thereof; the expected future growth, dividends and distributions of the combined company; and plans and objectives of management for future operations. While UGI believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are: the failure to realize the anticipated costs savings, synergies and other benefits of the transaction; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction are not obtained; local, regional and national economic conditions and the impact they may have on UGI, AmeriGas and their customers; changes in tax laws that impact MLPs and the continued analysis of recent tax legislation; conditions in the energy industry, including cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil as well as increased customer conservation measures; adverse weather conditions; the financial condition of UGI’s and AmeriGas’ customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships; changes in safety, health, environmental and other regulations; liability for uninsured claims and for claims in excess of insurance coverage; domestic and international political, regulatory and economic conditions in the U.S. and in foreign countries, including the current conflicts in the Middle East; foreign currency exchange rate fluctuations (particularly the euro); the timing of development of Marcellus Shale gas production; the results of any reviews, investigations or other proceedings by government authorities; addressing any reviews, investigations or other proceedings by government authorities or shareholder actions; the performance of AmeriGas; and the interruption, disruption, failure, malfunction or breach of UGI’s or AmeriGas’ information technology systems, including due to cyber-attack. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in each of UGI’s and AmeriGas’ Annual Reports on Form 10-K for the fiscal year ended September 30, 2018, and those set forth from time to time in each entity’s filings with the SEC, which are available at www.ugicorp.com and www.amerigas.com, respectively. Except as required by law, UGI and AmeriGas expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

Legal Disclaimer No Offer or Solicitation This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Additional Information and Where You Can Find It UGI and AmeriGas will each file with the SEC a Current Report on Form 8-K, which will contain, among other things, a copy of the merger agreement and the support agreement. In connection with the proposed transaction, UGI and AmeriGas, as applicable, will file a registration statement on Form S-4, including a proxy statement/prospectus, and other related documents, including a Schedule 13E-3, with the SEC. This press release is not a substitute for the merger agreement, proxy statement/prospectus, the Schedule 13E-3 or any other document that UGI or AmeriGas may file with the SEC in connection with the transaction. BEFORE MAKING ANY VOTING DECISION OR ELECTION, SECURITY HOLDERS OF AMERIGAS ARE ADVISED TO CAREFULLY READ THE MERGER AGREEMENT, THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO), THE SCHEDULE 13E-3, AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement/prospectus will be sent to AmeriGas unitholders in connection with the special meeting. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available), the Schedule 13E-3 (when available) and other relevant documents filed by UGI or AmeriGas with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement/prospectus, the Schedule 13E-3 and other relevant documents (when available) from www.ugicorp.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Participants in the Solicitation UGI, the Partnership, the General Partner and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction.  Information about these persons is set forth in UGI’s proxy statement relating to its 2019 Annual Meeting of Stockholders, which was filed with the SEC on December 20, 2018, and the Partnership’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 20, 2018, and subsequent statements of changes in beneficial ownership on file with the SEC.  Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction, which will be filed with the SEC.

Transaction Summary UGI Corp (NYSE: UGI) has executed a definitive agreement to acquire the 69.2 million common units of AmeriGas Partners, L.P. (NYSE: APU) not already owned by UGI for a total transaction value of approximately $4.6 billion1 AmeriGas unitholders will receive 0.500 shares of UGI plus $7.63 in cash for each common unit of AmeriGas Implies a 21.9% premium to AmeriGas’ 30-day volume weighted average price and 13.5% premium to April 1, 2019 closing price Allows UGI to increase its dividend by 25%; 15% increase to the next quarterly dividend and the remaining 10% following transaction close All existing debt at AmeriGas will remain outstanding at close Transaction results in a significant step up in basis to UGI and is taxable to APU common unitholders2 Transaction expected to close in FY19 Q4 The transaction has been approved by the Boards of UGI and the general partner of AmeriGas (the “General Partner”) as well as the General Partner’s Audit Committee, comprised solely of independent directors Requires approval from a majority of AmeriGas’ outstanding common units 1Please see appendix for components of the transaction value 2Taxes paid will vary depending on individual common unitholder tax attributes

Conclusion of 120-day Strategic Review Transaction supports a strong and stable AmeriGas for the long term Long-Term Target Long-Term Target

Compelling Long-Term Value

- Strong business with exceptional cash flow
- Expected to increase UGI's cash flow[1] per share by over 15% for FY20 on a fully consolidated basis
  - Over $200 million in additional annual free cash flow to UGI
- Funds growth opportunities across the business
- Reduces MLP administrative and structural complexities
- Resolves AmeriGas' distribution coverage challenges
- Expected to be accretive to UGI beginning in FY20

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[1]Consolidated UGI cash flow from operations less AmeriGas cash flow from operations plus AmeriGas distributions to UGI

UGI Corporation’s Strategy Be the preferred provider in all markets Capitalize on synergies and leverage strengths Grow earnings through acquisitions, capital projects, and organic growth Build businesses of scale Leverage our position as the last link in energy distribution Protect and enhance our brands Leverage successful programs and services across the corporation Gain efficiencies Expand further into midstream Seek new international markets Organic growth sets the foundation Invest in adjacent geographies, leveraging our experience and products Manage risk when investing in new areas or products Focus on cash flow, limit commodity exposure, and execute Grow and Deliver Value Aspects of the strategy directly impacted by this transaction

Outperformance Driven by Cadence of Disciplined Investments Entered Europe Auburn I Project Began Cylinder Exchange Columbia Propane Acquisition Acquired utility operations of PG Energy Acquired gas utility operations of PPL Auburn II Project PennEast Pipeline Announced Finagaz acquisition nearly doubles volume in France Manning LNG Project Sunbury Pipeline project Acquired TXU Corp’s NE gas marketing operation Entered France Heritage acquisition 1 BCF expansion of Temple LNG Union Dale Pipeline Project Total Shareholder Return CAGR (as of 12/31/18) 1 Year 5 Year 10 Year 20 Year UGI Corp 15.9% 16.7% 15.8% 16.3% S&P 500 -4.4% 8.5% 13.1% 5.6% S&P 500 Utilities 4.1% 10.7% 15.8% 6.5% S&P 400 Midcap -11.1% 6.0% 13.7% 9.0%

Cash Engine Drives Future EPS and Dividend Growth $1.1 - $1.4 Billion Cash from Operations 62% Propane 38% Nat Gas $150M - $200M Financing All figures represent multi-year average targets. $950M - $1.28B 3% - 6% 3% - 4% UGI Dividends and Share Repurchase Capital Expenditures, M&A & Other Base Business & Regulatory Earnings Growth Investment Capital and M&A Earnings Growth 6% - 10% EPS Growth and 4% Dividend Growth Free Cash Flow increases over $200 million $300M - $325M

Portfolio Mix Remains Balanced 1Adjusted EPS is a non-GAAP measure. Excludes Corporate & Other. Propane = 46% Propane = 56%

Record Capital Deployment CAPEX expected to increase to ~$900 million in FY20

Cash Flow Compared to Peers Doubles on Pro Forma Basis UGI Free Cash Flow = Cash Provided by Operations less Capital Expenditures and less Distributions on AmeriGas Partners Publically Held Units for solid blue box. Striped box represents fully-consolidates AmeriGas. Free cash flow is a non-GAAP measure. S&P Utilities Index – Multi-Utilities 36%

UGI to Increase Dividend by 25% 7.1% CAGR Above 4% Long-Term Target 7.1% Growth 1Dividends per share, adjusted for stock splits. 2Payable in FY20. Two part increase $0.16 increase to next quarterly dividend and an additional $0.10 following the closing of the transaction 2 Red circles indicate dividend increases above 10%

Benefits to AmeriGas Investors Provides unitholders a substantial premium to the value of their units Enables unitholders to share in the value of UGI, which has a diversified asset portfolio and a history of meeting long-term commitments to shareholders including 6% - 10% annual earnings growth and 4% annual dividend growth Supports the long-term financial strength and stability of AmeriGas Supports the paydown of AmeriGas’ short-term debt, driving to target of 4x leverage Enhanced credit profile Eliminates administrative complexities inherent to the MLP structure

Guidance Update

UGI

- UGI is updating FY19 guidance for Adjusted EPS to \$2.40 - \$2.60[1] from \$2.75 - \$2.95
  - Significantly warmer-than-normal winter weather in our European markets
  - Limited weather volatility during 2019 heating season negatively impacted our capacity management business
  - UGI remains well-positioned to deliver long-term 6% - 10% EPS growth

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AmeriGas

- AmeriGas expects to be at the low end of its FY19 Adjusted EBITDA guidance range of \$610 million - \$650 million
  - Unfavorable weather patterns in the Southern U.S. during January and February

[1]Excluding the impact of the transaction.
Because UGI is unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on derivative instruments, it cannot reconcile FY19 Adjusted EPS to diluted EPS, the most comparable GAAP measure.

Summary AmeriGas 120-day strategic review concluded Transaction provides unitholders an immediate 13.5% premium to the value of their units and an opportunity to share in the value of UGI Accretive to UGI beginning in FY20 Increases cash flow to UGI to support growth investments 25% dividend increase Decreases AmeriGas leverage over time FY19 guidance updated, long-term growth outlook unchanged

Q&A

Appendix

UGI Supplemental Footnotes Management uses “Adjusted Earnings per Share,“ “Free Cash Flow“ and “Adjusted EBITDA,” all of which are non-GAAP financial measures, when evaluating UGI’s and AmeriGas’ overall performance. For the periods presented, Adjusted Earnings per Share is earnings per share after excluding net after-tax gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions (principally comprising changes in unrealized gains and losses on derivative instruments), Finagaz integration expenses, losses associated with extinguishments of debt and the remeasurement impact on net deferred tax liabilities from a change in French corporate income tax rate and U.S. tax reform legislation, and impairment of AmeriGas tradenames and trademarks. Volatility in net income at UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results.

AmeriGas Supplemental Footnotes

- EBITDA and Adjusted EBITDA are not measures of performance or financial condition under GAAP. Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. AmeriGas' definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.
- EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of AmeriGas to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas' EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization, gains and losses on commodity derivative instruments not associated with current-period transactions, and other gains and losses that competitors do not necessarily have from Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant periods. Management also uses Adjusted EBITDA to assess the Partnership's profitability because its parent, UGI, uses AmeriGas' Adjusted EBITDA to assess the profitability of AmeriGas, which is one of UGI's business segments. UGI discloses AmeriGas' Adjusted EBITDA as the profitability measure for its domestic propane segment.
- The supplemental information below contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.

	Forecast Fiscal Year Ending September 30, 2019	
	(Low End)	(High End)
Adjusted EBITDA (estimate)	$ 610,000	$ 650,000
Interest expense (estimate)	166,000	162,000
Income tax expense (estimate)	3,000	3,500
Depreciation (estimate)	142,000	149,000
Amortization (estimate)	41,000	40,000

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Transaction Value Equity + Cash + Debt = Transaction Value ($69.2MM x 0.500) X $55.39 = $1.92BN Converted AmeriGas units times UGI’s current stock price + $7.63 X 69.2MM = $528MM Cash consideration for each common unit of AmeriGas + $2.9BN X 0.74 = $2.15BN Proportion of total debt related to 74% ownership not held by UGI affiliates = $1.92BN + $528MM + 2.15BN = $4.6BN Total Transaction Value

UGI Corporation Free Cash Flow ($ in millions)

2018 UGI Corporation Adjusted EPS by Segment